Initial Public Offering	1 Months Ended	6 Months Ended
	Dec. 31, 2020	Jun. 30, 2021
Equity [Abstract]
Initial Public Offering
Note 3—Proposed Public Offering
Pursuant to the Proposed Public Offering, the Company will offer for sale 30,000,000 units at a price of $10.00 per Unit. Each Unit consists of one share of Class A common stock, and one-fifth
of one redeemable warrant (each, a “
Public Warrant
”). Each Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 6).
The Company will grant the underwriters a
45-day
option from the date of the final prospectus relating to the Proposed Public Offering to purchase up to 4,500,000 additional Units to cover over-allotments, if any, at the Proposed Public Offering price, less underwriting discounts and commissions.

Note 3—Initial Public Offering
On March 9, 2021, the Company consummated its Initial Public Offering of 34,500,000 Units, including 4,500,000 Over-Allotment Units, at $10.00 per Unit, generating gross proceeds of $345.0 million, and incurring offering costs of approximately $19.6 million, of which approximately $12.1 million was for deferred underwriting commissions.
Each Unit consists of one share of Class A common stock, and one-fifth
of one redeemable warrant (each, a “Public Warrant”). Each Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 6).